UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2008

                  Morgan Stanley Spectrum Global Balanced L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                   0-26340                   13-3782232
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(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)             Identification No.)

c/o Demeter Management Corporation,
522 Fifth Avenue, 13th Floor, New York, NY                        10036
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (212) 296-1999


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 1.01. Entry into a Material Definitive Agreement.

      (a) On July 28, 2008, Demeter Management Corporation, the general partner of the Registrant (the "General Partner") and Altis Partners (Jersey) Limited ("Altis") amended the Management Agreement by and among the Registrant, the General Partner and Altis, dated as of October 9, 2007, to reduce the monthly management fee paid to Altis effective August 1, 2008, from 1/12 of 1.75% (a 1.75% annual rate) of the net assets of the Registrant allocated to Altis to 1/12 of 1.25% (a 1.25% annual rate) of the net assets of the Registrant allocated to Altis. A copy of the amendment is filed herewith as Exhibit 10.20(a) and is incorporated herein by reference.

      Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits

      Exhibit 10.20(a) Amendment No. 1 to the Management Agreement among the Registrant, the General Partner, and Altis, dated as of July 28, 2008.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MORGAN STANLEY SPECTRUM GLOBAL
                                BALANCED L.P.

Date: August 1, 2008            By: Demeter Management Corporation
                                    as General Partner

                                /s/ Walter Davis
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                                Name:  Walter Davis
                                Title: President